FOURTH AMENDMENT TO
REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT

THIS FOURTH AMENDMENT TO REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of May 8, 2014, is entered into by and among ENSERVCO CORPORATION, a Delaware corporation (“Enservco”), DILLCO FLUID SERVICE, INC., a Kansas corporation (“Dillco”), and HEAT WAVES HOT OIL SERVICES LLC, a Colorado limited liability company (“Heat Waves”) (Enservco, Dillco and Heat Waves, each, a “Borrower” and collectively, “Borrowers”), PNC BANK, NATIONAL ASSOCIATION, as the sole Lender on the date hereof, and PNC BANK, NATIONAL ASSOCIATION, as Agent for the Lenders (in such capacity, “Agent”), with reference to the following facts:

RECITALS

I.            The parties to this Amendment have entered into a Revolving Credit, Term Loan and Security Agreement, dated as of November 2, 2012, as amended by (i) that certain First Amendment to Revolving Credit, Term Loan and Security Agreement, dated as of February 7, 2013, (ii) that certain Waiver and Second Amendment to Revolving Credit, Term Loan and Security Agreement, dated as of May 3, 2013, and (iii) that certain Third Amendment to Revolving Credit, Term Loan and Security Agreement, dated as of November 22, 2013 (collectively, and as further amended, modified and supplemented from time to time, the “Credit Agreement”), pursuant to which the Lenders provide certain credit facilities to Borrowers;

II.          Borrowers have requested that certain provisions of the Credit Agreement be amended to increase the limitation on Capital Expenditures for the 2014 fiscal year; and

III.         Agent and the Lenders are willing to make such amendments to the Credit Agreement, in accordance with, and subject to the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.           Amendment to Section 7.6 (Capital Expenditures). Section 7.6 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“7.6           Capital Expenditures. Contract for, purchase or make any expenditure or commitments for Capital Expenditures (i) in the 2014 fiscal year, in an aggregate amount for all Borrowers in excess of $12,000,000, and (ii) in any fiscal year (other than the 2014 fiscal year), in an aggregate amount for all Borrowers in excess of $2,500,000. For the avoidance of doubt, in the event Capital Expenditures during any fiscal year are less than the amount permitted for such fiscal year, Borrowers are not permitted to carry over the unused amount to any subsequent fiscal year.”

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2.           Condition Precedent. The effectiveness of this Amendment shall be subject to Agent’s receipt of:

A.           Amendment. This Amendment, duly executed by Borrowers and by PNC, as Agent and as the sole Lender as of the date hereof;

B.           Reaffirmation of Limited Guarantor. A Reaffirmation of Limited Guaranty, in form and substance reasonably acceptable to Agent, duly executed by the Guarantor; and

C.           Representations and Warranties. The representations and warranties set forth herein must be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof).

3.           Miscellaneous.

A.           Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement or in any Other Document and any related agreements to which it is a party, and each of the representations and warranties contained in any certificate, document or financial or other statement furnished at any time under or in connection with the Credit Agreement, the Other Documents or any related agreement are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, other than representations and warranties relating to a specific earlier date, and in such case such representations and warranties are true and correct in all material respects as of such earlier date.

B.           Authority. Each Borrower has full power, authority and legal right to enter into this Amendment and to perform all its respective Obligations hereunder and under the Other Documents (as amended or modified hereby). This Amendment has been duly executed and delivered such Person, and this Amendment constitutes the legal, valid and binding obligation of such Person enforceable in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally. The execution, delivery and performance of this Amendment (a) are within such Person’s corporate, limited liability company or limited partnership powers (as applicable), have been duly authorized by all necessary company or partnership (as applicable) action, are not in contravention of law or the terms of such Person’s operating agreement, bylaws, partnership agreement, certificate of formation, articles of incorporation or other applicable documents relating to such Person’s formation or to the conduct of such Person’s business or of any material agreement or undertaking to which such Person is a party or by which such Person is bound, (b) will not, in any material respect, conflict with or violate any law or regulation, or any judgment, order or decree of any Governmental Body, (c) will not require the Consent of any Governmental Body or any other Person, except those Consents which have been duly obtained, made or compiled prior to the date hereof and which are in full force and effect or except those which the failure to have obtained would not have, or could not reasonably be expected to have a Material Adverse Effect and (d) will not conflict with, nor result in any breach in any of the provisions of or constitute a default under or result in the creation of any Lien except Permitted Encumbrances upon any asset of any Loan Party under the provisions of any material agreement, charter document, operating agreement or other instrument to which any Borrower or Guarantor is a party or by which it or its property is a party or by which it may be bound.

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C.           No Default. After giving effect to this Amendment, no event has occurred and is continuing that constitutes a Default or an Event of Default.

D.           References to the Credit Agreement. The Credit Agreement, each of the Other Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof, or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended by this Amendment.

E.           Credit Agreement Remains in Effect. The Credit Agreement and the Other Documents remain in full force and effect and Borrowers ratify and confirm their agreements and covenants contained therein. Borrowers hereby confirm that, after giving effect to this Amendment, no Event of Default or Default has occurred and is continuing. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders under any of the Other Documents, nor constitute a waiver of any provision of any of the Other Documents.

F.           Submission of Amendment. The submission of this Amendment to the parties or their agents or attorneys for review or signature does not constitute a commitment by Agent or the Lenders to modify any of their respective rights and remedies under the Other Documents, and this Amendment shall have no binding force or effect until all of the conditions to the effectiveness of this Amendment have been satisfied as set forth herein.

G.           Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

H.           Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

I.           Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

J.           Expenses of Agent. Borrowers agree to pay on demand all costs and expenses reasonably incurred by Agent in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the costs and fees of Agent’s legal counsel.

K.          NO ORAL AGREEMENTS. THIS AMENDMENT, TOGETHER WITH THE OTHER DOCUMENTS AS WRITTEN, REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have entered into this Amendment by their respective duly authorized officers as of the date first above written.

BORROWERS:

ENSERVCO CORPORATION,
a Delaware corporation

By:
Name:	Rick D. Kasch
Title:	President

DILLCO FLUID SERVICE, INC.,
a Kansas corporation

By:
Name:	Rick D. Kasch
Title:	President

HEAT WAVES HOT OIL SERVICES LLC,
a Colorado limited liability company

By:
Name:	Rick D. Kasch
Title:	Manager

Fourth Amendment to Revolving Credit, Term Loan and Security Agreement

AGENT:

PNC BANK, NATIONAL ASSOCIATION,
as Agent

By:
Name:	Mark Tito
Title:	Vice President

SOLE LENDER:

PNC BANK, NATIONAL ASSOCIATION

By:
Name:	Mark Tito
Title:	Vice President

Fourth Amendment to Revolving Credit, Term Loan and Security Agreement

REAFFIRMATION OF LIMITED GUARANTY

The undersigned has executed a Limited Guaranty and Suretyship Agreement (the “Guaranty”) in favor of Agent, for the benefit of the Lenders, with respect to the Borrowers’ Obligations. The undersigned acknowledges the terms of the above Amendment and reaffirms and agrees that: (i) the Guaranty remains in full force and effect (notwithstanding the termination of the Herman Pledge Agreement); (ii) nothing in the Guaranty obligates Agent to notify the undersigned of any changes in the financial accommodations made available to Borrowers or to seek reaffirmations of the Guaranty; and (iii) no requirement to so notify the undersigned or to seek reaffirmations in the future shall be implied by the execution of this reaffirmation.

MICHAEL D. HERMAN, an individual

Reaffirmation of Limited Guaranty
(in connection with Third Amendment to Revolving Credit, Term Loan and Security Agreement)